Amplify BlackSwan ISWN ETF
Schedule of Investments
June 30, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 85.6%		Par	Value
United States Treasury Note/Bond
0.88%, 11/15/2030		3,244,000	$2,781,857
1.63%, 05/15/2031		3,155,000	2,782,685
1.38%, 11/15/2031		3,256,000	2,786,297
2.88%, 05/15/2032		2,982,000	2,782,812
4.13%, 11/15/2032		2,761,000	2,780,629
3.38%, 05/15/2033		2,920,000	2,784,494
4.50%, 11/15/2033		2,708,000	2,782,734
4.38%, 05/15/2034		2,740,000	2,783,990
4.25%, 11/15/2034		2,775,000	2,785,406
4.25%, 05/15/2035		2,782,000	2,787,434
TOTAL U.S. TREASURY SECURITIES (Cost $27,825,151)			27,838,338

PURCHASED OPTIONS - 13.1%(a)	Notional Amount	Contracts	Value
Call Options - 13.1%			$–
iShares MSCI EAFE ETF (a)(b)		–	$–
Expiration: 12/19/2025; Exercise Price: $75.01	$14,418,607	1,613	2,593,688
Expiration: 01/15/2027; Exercise Price: $83.01	11,781,602	1,318	1,669,906
TOTAL PURCHASED OPTIONS (Cost $3,011,416)			4,263,594

SHORT-TERM INVESTMENTS - 1.0%			Value
Money Market Funds - 1.0%		Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (c)		317,799	317,799
TOTAL SHORT-TERM INVESTMENTS (Cost $317,799)			317,799

TOTAL INVESTMENTS - 99.7% (Cost $31,154,366)			32,419,731
Other Assets in Excess of Liabilities - 0.3%			103,242
TOTAL NET ASSETS - 100.0%			$32,522,973
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify BlackSwan ISWN ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	–	27,838,338	–	27,838,338
Purchased Options	–	4,263,594	–	4,263,594
Money Market Funds	317,799	–	–	317,799
Total Investments	317,799	32,101,932	–	32,419,731

Refer to the Schedule of Investments for further disaggregation of investment categories.